American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated March 3, 2016 ■ Statement of Additional Information dated November 1, 2015

The Strategic Inflation Opportunities Fund has changed its classification from nondiversified to diversified. All references to the fund being nondiversified are deleted.
The changes below will be effective as of May 2, 2016.
The Strategic Inflation Opportunities Fund is renamed the Multi-Asset Real Return Fund and all references to Strategic Inflation Opportunities are replaced with Multi-Asset Real Return.

The following replaces the paragraph under the heading Strategic Inflation Opportunities on page 7 of the statement of additional information:
Strategic Inflation Opportunities seeks to diversify its investments among equity securities, debt securities, U.S. Treasury inflation-indexed securities, commodity-related investments and real estate-related investments, in an effort to protect the fund’s investors from the effects of rising U.S. inflation. To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The fund may invest a portion of its assets in equity securities of U.S. or foreign issuers, including issuers located in emerging markets. The portfolio managers may also purchase U.S. Treasury securities, U.S. Treasury futures, and other debt securities that are not linked to inflation whether issued by the U.S. government, its agencies or instrumentalities, municipalities, corporations or other non-governmental issuers. These debt securities may be payable in U.S. or foreign currencies, including emerging markets debt, and may include securities that are rated below investment grade (also known as “high-yield securities” or “junk bonds”). The fund also will invest a portion of its assets in equity securities of U.S. and foreign companies engaged in commodity-related businesses and investments that provide exposure to underlying investible commodities, such as commodity-linked notes and exchange traded funds (ETFs). The fund also will invest a portion of its assets in global real estate-related investments by investing in real estate investment trusts (REITs), REIT ETFs and equity securities issued by companies engaged in the real estate industry.

The following replaces the first sentence under the heading Strategic Inflation Opportunities Fund only on page 14:
In addition to currency transactions described above, Strategic Inflation Opportunities may use foreign currency forward contracts, non-deliverable forwards, currency options and futures transactions to enhance returns by increasing exposure to a foreign currency, or shifting exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-88529   1603